Exhibit 99.1

American National Group Inc.
March 31, 2026
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	QoQ	YoY	2026	2025	YTD
Income
GAAP net income (loss)	$(7)	$356	$208	$141	$(236)	(102)%	97%	$(7)	$(236)	97%
Distributable operating earnings (a)	306	360	329	320	341	(15)%	(10)%	306	341	(10)%

Balance Sheet
Total assets	$130,406	$130,257	$130,559	$126,345	$123,434	—%	6%	$130,406	$123,434	6%
Total liabilities	121,010	120,588	119,578	116,128	113,389	—%	7%	121,010	113,389	7%
Total equity	9,396	9,669	10,981	10,217	10,045	(3)%	(6)%	9,396	10,045	(6)%
Total common stockholders' equity (a)	8,934	9,257	10,170	9,494	9,374	(3)%	(5)%	8,934	9,374	(5)%
Total adjusted common stockholders' equity (a)	9,812	9,533	10,325	9,961	9,610	3%	2%	9,812	9,610	2%

	Twelve Months Ended March 31, 2026
Annuity investment spread	1.7%
Note: “NM” represents changes that are not meaningful.
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	March 31, 2026	December 31, 2025	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$61,180	$57,992	5%
Equity securities, at fair value	1,128	1,179	(4)%
Mortgage loans on real estate, at amortized cost	10,920	11,113	(2)%
Other invested assets	20,332	20,232	—%
Total investments	93,560	90,516	3%

Cash and cash equivalents	8,934	11,660	(23)%
Accrued investment income	805	799	1%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	11,615	11,513	1%
Reinsurance recoverables and deposit assets	9,092	9,255	(2)%
Intangible assets	1,483	1,501	(1)%
Other assets	4,137	4,191	(1)%
Separate account assets	780	822	(5)%
Total assets	$130,406	$130,257	—%

Liabilities
Future policy benefits	$10,784	$10,962	(2)%
Policyholders' account balances	94,081	92,992	1%
Policy and contract claims	328	410	(20)%
Market risk benefits	4,501	4,536	(1)%
Long term borrowings	2,954	2,951	—%
Funds withheld for reinsurance liabilities	2,969	3,088	(4)%
Other liabilities	4,613	4,827	(4)%
Separate account liabilities	780	822	(5)%
Total liabilities	121,010	120,588	—%

Equity
Preferred stock	292	292	—%
Additional paid-in capital	6,467	6,404	1%
Accumulated other comprehensive income (loss), net of taxes	711	1,094	(35)%
Retained earnings	1,756	1,759	—%
Non-controlling interests	170	120	42%
Total equity	9,396	9,669	(3)%
Total liabilities and equity	$130,406	$130,257	—%

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	QoQ	YoY	2026	2025	YTD
Revenues
Premiums	$145	$698	$206	$354	$458	(79)%	(68)%	$145	$458	(68)%
Other policy revenue	162	189	181	172	149	(14)%	9%	162	149	9%
Net investment income	1,289	1,256	1,242	1,139	1,251	3%	3%	1,289	1,251	3%
Investment related gains (losses)	(30)	133	(33)	(11)	3	(123)%	NM	(30)	3	NM
Other income	34	23	22	27	28	48%	21%	34	28	21%
Total revenue	1,600	2,299	1,618	1,681	1,889	(30)%	(15)%	1,600	1,889	(15)%

Benefits and Expenses
Policyholder benefits and claims incurred	231	828	270	510	602	(72)%	(62)%	231	602	(62)%
Interest sensitive contract benefits	545	506	523	485	512	8%	6%	545	512	6%
Amortization of DAC, DSI and VOBA	272	256	268	246	238	6%	14%	272	238	14%
Change in FV of insurance-related derivatives and embedded derivatives	138	73	(187)	131	199	89%	(31)%	138	199	(31)%
Change in fair value of market risk benefits	139	101	310	(47)	361	38%	(61)%	139	361	(61)%
Total benefits	1,325	1,764	1,184	1,325	1,912	(25)%	(31)%	1,325	1,912	(31)%
Operating expenses	206	215	118	168	224	(4)%	(8)%	206	224	(8)%
Interest expense	49	43	47	49	44	14%	11%	49	44	11%
Total benefits and expenses	1,580	2,022	1,349	1,542	2,180	(22)%	(28)%	1,580	2,180	(28)%
Income tax expense (benefit)	17	(94)	109	27	(62)	118%	127%	17	(62)	127%
Income (loss) from continuing operations	3	371	160	112	(229)	(99)%	101%	3	(229)	101%
Income (loss) from discontinuing operations, net of tax	—	—	58	42	26	—%	(100)%	—	26	(100)%
Net income (loss)	3	371	218	154	(203)	(99)%	101%	3	(203)	101%
Less: Net income (loss) from continuing operations attributable to noncontrolling interests, net of tax	4	3	(1)	2	3	33%	33%	4	3	33%
Net income (loss) attributable to American National Group Inc. stockholders	(1)	368	219	152	(206)	(100)%	100%	(1)	(206)	100%
Less: Preferred stock dividends and redemption (a)	6	12	11	11	30	(50)%	(80)%	6	30	(80)%
Net income (loss) attributable to American National Group Inc. common stockholder	$(7)	$356	$208	$141	$(236)	(102)%	97%	$(7)	$(236)	97%
(a)Preferred stock dividends and redemption for Q1 2025 includes a non-recurring $19 million impact related to the redemption of the Series A preferred stock.

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	QoQ	YoY	2026	2025	YTD
Income (loss) from continuing operations (a)	$(7)	$356	$150	$99	$(262)	(102)%	97%	$(7)	$(262)	97%
Net investment gains, including reinsurance funds withheld	137	33	165	186	75	315%	83%	137	75	83%
Mark-to-market on insurance contracts and other net assets	162	70	(21)	36	582	131%	(72)%	162	582	(72)%
Deferred income tax expense (recovery)	(51)	(171)	10	(44)	(138)	70%	63%	(51)	(138)	63%
Depreciation	39	45	35	38	52	(13)%	(25)%	39	52	(25)%
Transaction costs	26	27	(10)	5	32	(4)%	(19)%	26	32	(19)%
Distributable operating earnings (b)	$306	$360	$329	$320	$341	(15)%	(10)%	$306	$341	(10)%

Pre-Tax Distributable Operating Earnings by Segment
Annuity	$382	$429	$389	$372	$407	(11)%	(6)%	$382	$407	(6)%
Life	20	44	37	40	32	(55)%	(38)%	20	32	(38)%
Pre-tax segment distributable operating earnings (b)	402	473	426	412	439	(15)%	(8)%	402	439	(8)%
Corporate and other DOE	(28)	(33)	(24)	(22)	(21)	15%	(33)%	(28)	(21)	(33)%
Tax expense	(68)	(80)	(73)	(70)	(77)	15%	12%	(68)	(77)	12%
Distributable operating earnings	$306	$360	$329	$320	$341	(15)%	(10)%	$306	$341	(10)%
(a)Income (loss) from continuing operations is net income attributable to American National Group Inc. common stockholder less income (loss) from discontinuing operations, net of tax.
(b)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Adjusted Equity Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	QoQ	YoY	2026	2025	YTD
Total equity	$9,396	$9,669	$10,981	$10,217	$10,045	(3)%	(6)%	$9,396	$10,045	(6)%
Non-controlling interests	(170)	(120)	(223)	(135)	(83)	(42)%	(105)%	(170)	(83)	(105)%
Equity available to preferred stockholders	(292)	(292)	(588)	(588)	(588)	—%	50%	(292)	(588)	50%
Total common stockholders' equity (a)	8,934	9,257	10,170	9,494	9,374	(3)%	(5)%	8,934	9,374	(5)%
Accumulated other comprehensive income (AOCI)	(711)	(1,094)	(1,132)	(664)	(670)	35%	(6)%	(711)	(670)	(6)%
Accumulated impact of mark-to-market losses (gains) on derivatives and insurance contracts	1,589	1,370	1,287	1,131	906	16%	75%	1,589	906	75%
Total adjusted common stockholders' equity (a)	$9,812	$9,533	$10,325	$9,961	$9,610	3%	2%	$9,812	$9,610	2%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Invested Assets (Dollars in millions)

	March 31, 2026			December 31, 2025
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$67	$67	$—	$68	$68	$—
U.S. states and political subdivisions	2,870	2,814	56	2,910	2,827	83
Foreign governments	3,271	3,276	(5)	1,169	1,118	51
Corporate debt securities	42,776	42,688	88	41,514	40,745	769
Residential mortgage-backed securities	651	618	33	678	641	37
Commercial mortgage-backed securities	2,927	2,884	43	3,015	2,946	69
Collateralized debt securities	5,925	5,903	22	5,855	5,801	54
Total fixed maturity, available-for-sale	58,487	58,250	237	55,209	54,146	1,063

Equity securities:
Common and preferred stock	1,110	1,162	(52)	1,161	1,083	78
Total equity securities	1,110	1,162	(52)	1,161	1,083	78

Other investments:
Mortgage loans on real estate, net of allowance	10,834	10,834	—	11,030	11,030	—
Private loans, net of allowance	8,378	8,378	—	8,886	8,886	—
Real estate and real estate partnerships	5,786	5,786	—	5,800	5,800	—
Investments funds	3,539	3,539	—	3,187	3,187	—
Policy loans	243	243	—	234	234	—
Short-term investments	683	683	—	600	600	—
Other invested assets	1,676	1,676	—	1,485	1,485	—
Total investments, net of coinsurance funds withheld investments	90,736	90,551	185	87,592	86,451	1,141
Coinsurance funds withheld investments (a)	2,824	2,782	42	2,924	2,849	75
Total investments	$93,560	$93,333	$227	$90,516	$89,300	$1,216
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments (Dollars in millions)

	March 31, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$31,804	34%	$29,481	32%
2	24,179	26%	23,414	26%
3	1,440	2%	1,374	2%
4	464	—%	475	1%
5	62	—%	59	—%
6	17	—%	18	—%
Total fixed maturities, available-for-sale	57,966	62%	54,821	61%

Assets without NAIC Designation
Fixed maturities, at fair value	521	1%	388	—%
Equity securities, at fair value	1,110	1%	1,161	1%
Mortgage loans	10,834	11%	11,030	12%
Private Loans	8,378	9%	8,886	10%
Real estate and real estate partnerships	5,786	6%	5,800	6%
Investment funds	3,539	4%	3,187	4%
Policy loans	243	—%	234	—%
Short-term investments	683	1%	600	1%
Other invested assets	1,676	2%	1,485	2%
	32,770	35%	32,771	36%
Total investments, net of coinsurance funds withheld investments	90,736	97%	87,592	97%
Coinsurance funds withheld investments (a)	2,824	3%	2,924	3%
Total investments	$93,560	100%	$90,516	100%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments - Detail (Dollars in millions)

	March 31, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$67	—%	$68	—%
U.S. states and political subdivisions (a)	2,870	5%	2,910	5%
Foreign governments (a)	3,271	5%	1,169	2%
Corporate debt securities	42,776	70%	41,514	72%
Residential mortgage-backed securities	651	1%	678	1%
Commercial mortgage-backed securities	2,927	5%	3,015	5%
Collateralized debt securities	5,925	10%	5,855	10%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	58,487	96%	55,209	95%
Coinsurance funds withheld investments (b)	2,693	4%	2,783	5%
Total fixed maturities, available-for-sale	$61,180	100%	$57,992	100%

Corporate debt securities
NAIC designation
1	$20,303	48%	$19,778	48%
2	20,868	50%	20,288	50%
3	961	2%	923	2%
4	140	—%	180	—%
5	11	—%	4	—%
6	—	—%	—	—%
Total U.S. corporate debt securities (c)	$42,283	100%	$41,173	100%

Residential mortgage-backed securities
NAIC designation
1	$637	97%	$659	96%
2	1	—%	2	—%
3	5	2%	4	2%
4	2	—%	2	—%
5	6	1%	11	2%
6	—	—%	—	—%
Total Residential mortgage-backed securities	$651	100%	$678	100%

Commercial mortgage-backed securities
NAIC designation
1	$2,523	87%	$2,613	88%
2	206	7%	206	7%
3	97	3%	77	2%
4	48	2%	45	2%
5	9	—%	9	—%
6	16	1%	17	1%
Total Commercial mortgage-backed securities (d)	$2,899	100%	$2,967	100%

Credit Quality of Investments - Detail (Dollars in millions)

	March 31, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$2,620	44%	$2,744	47%
2	2,672	45%	2,512	43%
3	343	6%	334	6%
4	273	5%	248	4%
5	17	—%	17	—%
6	—	—%	—	—%
Total Collateralized debt securities	$5,925	100%	$5,855	100%
(a)Over 99% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes securities that are not rated with a carrying value of $288 million at March 31, 2026 and $294 million at December 31, 2025. Also excludes
$205 million of investments in variable interest entities not directly held by American National Group Inc. at March 31, 2026 and $47 million at
December 31, 2025.
(d)Excludes securities that are not rated with a carrying value of $0 million at March 31, 2026 and $21 million at December 31, 2025. Also excludes $28 million of investments in variable interest entities not directly held by American National Group Inc. at March 31, 2026 and $27 million at
December 31, 2025.

Mortgage Loans (Dollars in millions)

	March 31, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Agricultural	$341	4%	$349	4%
Apartment	2,230	26%	2,294	26%
Hotel	879	10%	967	11%
Industrial	1,772	21%	1,775	21%
Office	1,420	17%	1,435	16%
Parking	198	2%	207	2%
Retail	1,326	16%	1,352	15%
Storage	113	1%	114	1%
Other	184	2%	224	3%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,463	99%	8,717	99%
Coinsurance funds withheld investments (a)	86	1%	83	1%
Total commercial mortgage loans (b)	$8,549	100%	$8,800	100%

Non-performing commercial mortgage loans
Total non-performing commercial mortgage loans	$120	1%	$114	1%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Total commercial mortgage loans excludes the allowance for credit losses of $79 million and $87 million at March 31, 2026 and December 31, 2025, respectively.

Mortgage Loans - Exposure (Dollars in millions)

	March 31, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by LTV
0-50%	$2,848	35%	$2,668	32%
50-60%	2,811	34%	3,118	37%
60-70%	2,069	25%	1,863	22%
70% +	391	5%	699	8%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,119	99%	8,348	99%
Coinsurance funds withheld investments (a)	86	1%	82	1%
Total commercial mortgage loans (b) (c)	$8,205	100%	$8,430	100%

Average LTV	51%		52%

	March 31, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by CM Rating
CM1	$3,368	41%	$3,579	43%
CM2	2,699	33%	2,699	32%
CM3	1,722	21%	1,780	21%
CM4	212	3%	116	1%
CM5	—	—%	50	1%
CM6	102	1%	105	1%
CM7	16	—%	19	—%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,119	99%	8,348	99%
Coinsurance funds withheld investments (a)	86	1%	82	1%
Total commercial mortgage loans (b) (c)	$8,205	100%	$8,430	100%

Median CM Rating	CM2		CM2
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Excludes $344 million and $370 million investments in variable interest entities not directly held by American National Group Inc.’s regulated insurance entities at March 31, 2026 and December 31, 2025, respectively.
(c)Total commercial mortgage loans excludes the allowance for credit losses of $79 million and $87 million at March 31, 2026 and December 31, 2025, respectively.

Private Loans by Credit Rating and Industry Sector (Dollars in millions)

	March 31, 2026
	A or higher	BBB	BB and below	Unrated (a)	Total
Asset-based finance	$711	$—	$—	$26	$737
Consumer	—	—	183	—	183
Financials	609	38	45	366	1,058
Industrial	812	89	851	87	1,839
Real estate	28	1,013	205	1,297	2,543
Software	—	—	380	—	380
Telecommunications	—	—	413	—	413
Utilities	416	193	449	167	1,225
Total private loans, net of coinsurance funds withheld investments	2,576	1,333	2,526	1,943	8,378
Coinsurance funds withheld investments (b)	15	12	—	—	27
Total private loans (c)	$2,591	$1,345	$2,526	$1,943	$8,405

	December 31, 2025
	A or higher	BBB	BB and below	Unrated (a)	Total
Asset-based finance	$712	$—	$—	$31	$743
Consumer	172	—	92	15	279
Financials	649	38	283	383	1,353
Industrial	—	88	850	1,032	1,970
Real estate	28	1,013	213	1,277	2,531
Software	—	—	380	—	380
Telecommunications	—	—	418	66	484
Utilities	416	166	351	213	1,146
Total private loans, net of coinsurance funds withheld investments	1,977	1,305	2,587	3,017	8,886
Coinsurance funds withheld investments (b)	29	11	—	—	40
Total private loans (c)	$2,006	$1,316	$2,587	$3,017	$8,926
(a)Due to the nature of private loans, external agency credit ratings may not be readily available. Where appropriate, the Company obtains non-published credit ratings from one or more third-party rating agencies, which are determined based on an independent evaluation of the transaction. For other loans without published or private credit ratings, the Company assigns internal risk ratings, based on its investment selection and monitoring process and policies. These internal risk ratings are categorized as “Unrated” above.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Total private loans includes the allowance for credit losses of $147 million and $149 million at March 31, 2026 and December 31, 2025, respectively.

Financial Strength and Credit Ratings (Dollars in millions)

Financial Strength Ratings
	AM Best	Standard & Poor's	Fitch	Line of Business	March 31, 2026 Statutory Liability Balance
American Equity Investment Life Insurance Company	A	A	A	Life & retirement	$58,864
American National Insurance Company	A	A	A	Life & retirement	39,136
Eagle Life Insurance Company	A	A	A	Life & retirement	4,862
American National Life Insurance Company of New York	A	A	A	Life & retirement	1,914
American Equity Life Insurance Company of New York	A	-	A	Life & retirement	74
American National Life Insurance Company of Texas	A	-	-	Life & retirement	6
Garden State Life Insurance Company	Au	-	-	Life & retirement	3
Freestone Re Ltd. (a)	-	A	-	Life & retirement reinsurance	—

Credit ratings
American National Group Inc.	-	BBB	BBB+
American National Group Inc.:
— Senior Unsecured Notes	-	BBB	BBB
— Preferred Stock	-	BB+	BB+
— Subordinated Notes	-	BB+	BB+
American National Global Funding:
— Senior Secured Notes	-	A	A
(a)Freestone Re Ltd. has modified coinsurance agreements with subsidiaries of American National Group Inc. There were $55,344 million of statutory liabilities associated with these agreements at March 31, 2026.

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Senior Unsecured Bonds - SEC Registered	$692	6%	BBB / BBB	6.00%	June 2025	July 2035
Term Loan	99	1%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - SEC Registered	596	5%	BBB / BBB	5.75%	October 2024	October 2029
Senior Unsecured Bonds - 144A	497	4%	BBB / BBB	6.144%	June 2022	June 2032
Junior Subordinated Debentures - SEC Registered (a)	494	4%	BB+ / BB+	7.00%	August 2025	August 2055
Senior Unsecured Bonds - SEC Registered	492	4%	BBB / BBB	5.00%	June 2017	June 2027
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	2,954	25%

Perpetual Preferred Shares - Series D	292	3%	BB+ / BB+	7.38%	January 2025	Perpetual
Total Common Stockholders' Equity	9,104	79%
Total Equity	9,396	82%
Accumulated Other Comprehensive Income (AOCI)	711	6%
Non-Controlling Interests (NCI)	170	1%
Total Equity, Excluding AOCI and NCI (b)	8,515	75%
Total Capitalization, Excluding AOCI and NCI (b)	$11,469	100%
(a)Rate will be reset to 3.183% plus five-year U.S. Treasury Rate effective December 1, 2030.
(b)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	QoQ	YoY	2026	2025	YTD
Non-GAAP net investment income (a)	$1,352	$1,347	$1,285	$1,238	$1,238	—%	9%	$1,352	$1,238	9%
Cost of funds	970	918	899	868	924	6%	5%	970	924	5%
Total net investment spread	$382	$429	$386	$370	$314	(11)%	22%	$382	$314	22%

Average invested assets	$92,329	$89,678	$85,993	$83,173	$80,139	3%	15%	$92,329	$80,139	15%

	Twelve months ended March 31, 2026
Yield on net invested assets	5.9%
Aggregate cost of funds	4.2%
Total net investment spread	1.7%

(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22. The net impact of the adjustments disclosed on page 22 were $63 million in Q1 2026, $91 million in Q4
2025, $43 million in Q3 2025, $99 million in Q2 2025, and $13 million in Q1 2025.

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	2026	2025
US GAAP benefits and expenses	$1,580	$2,022	$1,349	$1,542	$2,180	$1,580	$2,180
Premiums	(145)	(698)	(206)	(354)	(458)	(145)	(458)
Product charges	(162)	(189)	(181)	(172)	(149)	(162)	(149)
Change in fair value of insurance-related derivatives and embedded derivatives	(138)	(73)	187	(131)	(199)	(138)	(199)
Change in fair value of MRB - capital market impacts	(31)	(3)	(197)	127	(268)	(31)	(268)
Policy and other operating expenses	23	(13)	(16)	(7)	(101)	23	(101)
Premiums, benefits and expenses on non-annuity segments	(157)	(128)	(37)	(137)	(81)	(157)	(81)
Total adjustments to arrive at cost of funds	(610)	(1,104)	(450)	(674)	(1,256)	(610)	(1,256)
Total annuity cost of funds (a)	$970	$918	$899	$868	$924	$970	$924
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	QoQ	YoY	2026	2025	YTD
Gross Annuity Sales
Retail
Fixed Index	$1,691	$2,337	$2,528	$2,513	$1,835	(28)%	(8)%	$1,691	$1,835	(8)%
Fixed Rate	1,379	1,904	2,147	1,052	1,045	(28)%	32%	1,379	1,045	32%
Other (a)	176	148	79	57	44	19%	300%	176	44	300%
Total Retail Annuities	3,246	4,389	4,754	3,622	2,924	(26)%	11%	3,246	2,924	11%

Institutional
Pension Risk Transfer	64	788	100	262	382	(92)%	(83)%	64	382	(83)%
Funding Agreements	500	1,389	—	400	500	(64)%	—%	500	500	—%
Total Institutional Annuities	564	2,177	100	662	882	(74)%	(36)%	564	882	(36)%

Total Gross Annuity Sales	3,810	6,566	4,854	4,284	3,806	(42)%	—%	3,810	3,806	—%
Ceded	(2)	(15)	(14)	(9)	(7)	(84)%	(66)%	(2)	(7)	(66)%
Total Net Annuity Sales	$3,808	$6,551	$4,840	$4,275	$3,799	(42)%	—%	$3,808	$3,799	—%
(a)Other retail annuities represent sales of single premium immediate annuities and structured settlement annuities.

Surrender Charge Exposure (Dollars in millions)

	Q1 2026		Q4 2025
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$11,231	—%	$10,948	—%
Greater than 0 to less than 3	12,371	4%	12,536	4%
3 to less than 6	15,567	8%	15,913	8%
6 to less than 9	31,735	11%	30,048	12%
9 or greater	12,621	13%	13,079	14%
	$83,525	8%	$82,524	8%
(a)Account value excludes claims in-course of settlement, the life insurance segment, and single premium immediate annuities.
(b)The weighted average years remaining in the protected surrender charge period is approximately 6 years.

Legal Notice
This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc.
(“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.
You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.
The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Past performance is not indicative of future results.
The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has not been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

Non-GAAP Financial Disclosures
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-
GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be view as a substitute for the corresponding US
GAAP measures.
Distributable Operating Earnings
Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and breakage and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by
GAAP. DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’ understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations.
Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.
Total Equity, Excluding AOCI and NCI, Total Capitalization, Excluding AOCI and NCI, and Total Adjusted Common Stockholders’ Equity
Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI.
Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group Inc.
Total adjusted common stockholder's equity is a non-GAAP financial measure based on common stockholders' equity excluding the impact of AOCI and the accumulated after tax impact of certain adjustments related to mark-to market gains and losses on derivatives and insurance contracts. These adjustments primarily include certain insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits, and changes in market risk benefits. We believe our presentation of this non-GAAP metric is useful to investors because it supplements investors' understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of this non-GAAP metric provides investors enhanced comparability of our ongoing performance across years.
Non-GAAP Net Investment Income
Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.
Annuity Cost of Funds
Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.